Thrivent AdvisorFlex Variable AnnuityTM

Thrivent Variable Annuity Account I

Summary Prospectus for New Investors April 30, 2026
This summary prospectus summarizes key features of the Thrivent AdvisorFlex Variable Annuity Contract (the “ Contract”) offered by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. Before you invest, you should review the statutory prospectus for the Contract, which contains more information about the features, benefits and risks. You can find this document and other information about the Contract online at dfinview.com/Thrivent/AdvisorFlex. You can also obtain this information in paper at no cost by calling 1-800-847-4836, or by sending an email request to mail@thrivent.com.
The Contract is sold by a broker-dealer through their registered investment advisors. The Contract is intended to be used by investors who have engaged a financial advisor to manage their Contracts’ Accumulated Value for a fee, which is charged in addition to the Contract fees and expenses. If you elect to have the investment advisor fee deducted from the Contract, this deduction may reduce the death benefit or the optional death benefit (if elected) and may be subject to federal and state income taxes and a 10% federal tax penalty. Pursuant to guidance provided by the Internal Revenue Service in a series of Private Letter Rulings, we will only permit the automatic deduction of investment advisor fees from the Contract to be directly paid to the registered investment advisor, if certain requirements are met.  If the requirements are met through you completing our form in good order, we will not treat the deduction of fees as taxable distributions.
This Contract has Variable Options and a Fixed Account option. Additional information about each Variable Option can be found in the Appendix. This Contract is a complex investment and involves risks, including loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties, as applicable. Thrivent’s obligations under the Contract are subject to its financial strength and claims-paying ability.
Your financial advisor may offer other variable annuity with different products features, benefits, and charges. Ask your financial advisor about availability and the details. This prospectus also describes certain optional features, not all of which may be available at the time you are interested in purchasing your Contract ; we reserve the right to prospectively restrict availability of certain optional features. We reserve the right to reject any applications, subject to any applicable nondiscrimination laws and to our own standards and guidelines.
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IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review the statutory prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
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Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Special Terms
Accumulated Value	The sum of the values for your Contract in Subaccounts and the Fixed Account.
Age	The Annuitant’s Issue Age increased by one on each Contract Anniversary.
Annuitant	The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.
Annuity Date	A date when annuity income payments begin.
Contract	The flexible premium deferred variable annuity contract offered by Thrivent Financial and described in this prospectus.
Contract Anniversary	The same date in each succeeding year as the Date of Issue.
Contract Owner
The person who controls all the rights under the Contract while the Annuitant is alive. The
Annuitant is the Contract Owner, unless another owner is named in the Contract application or the Contract is assigned to another person.

Contract Year	The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.
Date of Issue	The date on which the application is signed.
Fixed Account
An investment allocation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount. For the current interest rate, please call our Service Center at 1-800-847-4836.

General Account
The General Account is the general account of Thrivent Financial, which consists of all assets of Thrivent Financial other than those allocated to a Separate Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.

Investment Option	A Variable Option or the Fixed Account available in this Contract.
Issue Age	The age of the Annuitant on his or her birthday nearest the Date of Issue.
Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Portfolio	Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 408, 408A or similar provisions of the Internal Revenue Code.
Service Center	Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Settlement Option	You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
Subaccount	A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Surrender Charge	A charge that applies to withdrawals that have not met the waiting period. Each premium payment has its own 3-year Surrender Charge period.
Variable Account	Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent.
Variable Option	An Investment Option under the Contract of which the value of the contract during the accumulation phase varies according to the investment experience of a Subaccount.

Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the Contract offers withdrawals on an ad hoc or systematic basis. Annuities also provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon and desire ongoing investment advice for an additional fee. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. If you elect to have the advisory fee deducted from the Contract, this deduction may reduce the death benefit or the optional death benefit (if elected) and may be subject to federal and state income taxes and a 10% federal penalty tax. See Charges-Investment Advisor Fees for more information.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a settlement option). Once you move to a settlement option, you may or may not have a death benefit or be able to take additional withdrawals, depending on the settlement option you choose.
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account. For the current interest rate, please call our Service Center at 1-800-847-4836.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging: You may choose one of two different dollar cost averaging programs that allow you to have automatic periodic transfers made to one or more of the variable investment options. Either dollar cost averaging program allows such investments to be made in installments over time.
Asset Rebalancing: You may choose the Asset Rebalancing program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefits: The Contract offers a standard death benefit during the accumulation phase for your beneficiaries. There is also an optional death benefit rider, which you may add for an additional charge, that may increase the death benefit.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.

What is the Member Dispute Resolution Program (MDRP)?
The MDRP provisions in Thrivent’s Articles of Incorporation and Bylaws apply to you as a member of Thrivent, including with respect to the purchase of the variable annuity described in this Prospectus. That means any claims regarding the variable annuity must be pursued exclusively through the MDRP, to the extent permitted by applicable law, and therefore neither Thrivent, nor its members, insureds, certificate owners, or beneficiaries, can pursue such claims against one another in other forums, such as state or federal court, even if they might later believe those forums are preferable. Claims submitted through MDRP that go to arbitration will be decided by an arbitrator, as opposed to being decided in court by a judge or jury. See General Description of the Registrant, Depositor and Portfolios.

Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money from the Contract within 3 years of your last premium payment, you may be assessed a Surrender Charge. The maximum
Surrender Charge is 2% during the first year after a premium payment and is
1% in years two and three. If you make an early withdrawal, you could pay a
Surrender Charge of up to $2,000 on a $100,000 investment.
You may surrender a free amount each Contract Year. In the first Contract
Year, the amount is 10% of the Accumulated Value existing at the time the first surrender is made in that Contract Year. In subsequent years, the amount is 10% of the Accumulated Value existing at the start of that Contract Year.
				Fee Table
Are There Transaction Charges?
Yes. In addition to Surrender Charges , there may also be charges for other transactions.
You may make 24 free Subaccount transfers in each Contract Year. On subsequent Subaccount transfers (other than the Dollar Cost Averaging and
Automatic Asset Rebalancing Programs), you will incur a $25 transfer charge.
You will also pay a charge if you request a wire transfer of funds from your
Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
				Fee Table
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any investment advisor fees paid from the Contract or from other assets of the Contract Owner. If the investment advisor fees were reflected, the fees and expenses would be higher.
				Fee Table
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of daily net assets of each Portfolio)	0%	0.50%
	Portfolio Company fees and expenses (With Fund Facilitation Fee added. Expenses that you pay as a percentage of your investment. Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio )	0.22%	2.675%
	Fund Facilitation Fees	Minimum	Maximum
	These fees may be charged to make certain external Portfolios available as investment options under the Contract (as a percentage of daily net assets in the specified Portfolios )	0%	0.40%
	Optional benefit available for an additional charge (if elected)	Minimum	Maximum
	Maximum Anniversary Death Benefit (MADB) Rider Charge (as a percentage of the MADB value)	0%	0.40%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.

	Lowest Annual Cost: $634	Highest Annual Cost: $3,255
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees	Most expensive combination of optional benefits, Portfolio fees and expenses including a 0.35% fund facilitation fee.
	No optional benefits	Maximum Anniversary Death Benefit (MADB) Rider 0.20%
	No sales charges or investment advisor fees. Investment advisor fees are in addition to the Contract charges illustrated here.	No sales charges or investment advisor fees. Investment advisor fees are in addition to the Contract charges illustrated here.
	No additional premium payments, transfers or withdrawals	No additional premium payments, transfers or withdrawals
RISKS			Location in Statutory Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money investing in the Contract.		Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. Each premium payment has a separate
3-year Surrender Charge that may decrease the surrender value.
Amounts withdrawn from the Contract may result in surrender charges, taxes, and tax penalties.
Principal Risks of Investing in the Contract
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment
Options available under the Contract. Each Investment Option (including the
Fixed Account) will have its own unique risks, and you should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Thrivent. Any obligations (including those under the Fixed Account), guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about
Thrivent, including its financial strength ratings are available upon request bycalling 1-800-847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract
RESTRICTIONS			Location in Statutory Prospectus
Are There Limits on the Investment Options?
Yes. We reserve the right to add, delete, combine or substitute investment options.
The total amount transferred from a Subaccount or the Fixed Account must be at least $200. However, if the total value in a Subaccount or the Fixed
Account is less than $200, the entire amount may be transferred.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed
Account, excluding any Accumulated Value in the DCA Fixed Account, at the
time the first transfer is made in that Contract Year.
Purchases and Contract Value – Fixed Account

Are There Any Restrictions on Contract Benefits?
Yes. You may only select the Maximum Anniversary Death Benefit (MADB)
Rider at the time of Contract application for an additional charge.
The MADB is decreased by the same proportion as the Accumulated Value was decreased by a partial surrender. This may reduce the rider value by an amount greater than the value withdrawn or could terminate the benefit.
Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million
If you elect to pay the investment advisor fee from the Accumulated Value of the Contract, this deduction will reduce the value of the death benefit and optional death benefit (if elected), and may be subject to federal and state income taxes and a 10% federal penalty tax. See Charges – Investment
Advisor Fees in the statutory prospectus for additional information.
Benefits Available Under the Contract
TAXES	Location in Statutory Prospectus
Taxes – What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals may be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1∕2 and no exception applies.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
How are Investment Professionals Compensated?
Financial advisors receive compensation for selling the Contracts. Pursuant to guidance provided by the Internal Revenue Service in a series of Private
Letter Rulings, we will only permit the automatic deduction of investment advisor fees from the Contract to be directly paid to the registered investment advisor, if certain requirements are met. If the requirements are met through you completing our form in good order, we will not treat the deduction of fees as taxable distributions.
Financial advisors may have a financial incentive to offer or recommend the
Contract over another investment.
Distribution of the Contracts
Should I Exchange My Contract?
Financial advisors may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.
Taxes – Exchanges of Annuity Contracts

Benefits Available Under the Contract
The following tables summarize information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Standard Death Benefit
A Standard Death
Benefit is payable
if an Annuitant
dies before the
Annuity Date. It is
equal to the
greater of the
Accumulated
Value or the
premiums
adjusted for
withdrawals.
Withdrawals
decrease the
Standard Death
Benefit by the
same proportion
as the
Accumulated
Value was
decreased by the
amount taken.
		Standard	No additional charge	No additional charge	♦ Withdrawals, including investment advisor fees (if elected), reduce the benefit by the same proportion as they reduce the Accumulated Value.
Maximum Anniversary Death Benefit (MADB) Rider
The MADB Rider
provides for a
death benefit
calculation that
takes into
account the
highest
Accumulated
Value on any
Contract
Anniversary up to
Contract Age 85,
adjusted for any
premiums or
withdrawals
made after the
anniversary.
		Optional	0.40%[1] (as a percentage of MADB)	0.20%[1] (as a percentage of MADB)
♦  Only available at
issue if no more
than Issue Age
nearest 75.
♦  Benefit terminates
upon annuitization.
♦  Withdrawals,
including
investment advisor
fees (if elected),
reduce the benefit
by the same
proportion as they
reduce the
Accumulated
Value.

1See Charges-MADB Rider Charge in the statutory prospectus for more information.

Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Annuity Income Payments	Allows the Owner to elect an annuity payout option specified in the Contract.	Standard	None	None	♦ Depending on the option(s) selected, you may not be able to request surrenders.
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	None	♦ You may not include the Fixed Account.
Dollar Cost Averaging	Dollar Cost Averaging allows you to have automatic periodic transfers to one or more Subaccounts other than the Fixed Account.	Standard	None	None	♦ You may not Dollar Cost Average into the Fixed Account.
Systematic Partial Surrenders	Allows for ongoing withdrawals from your investment options during the Accumulation Phase.	Standard	None	None	♦ Surrender Charges may apply to amounts in excess of the free amount. Taxes or penalties may apply.
10% Free Surrender	10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year.	Standard	None	None	♦ 10% free amount is not cumulative.
Confinement of the Annuitant or the Annuitant’s Spouse in a Hospital, Nursing Home, or Hospice	Surrender Charges are waived during or within 90 days after the end of confinement of the Annuitant or the Annuitant’s Spouse.	Standard	None	None	♦ Confinement must begin after the Contract has been issued and must continue at least 30 days.
Terminal Illness of the Annuitant or Annuitant’s Spouse	Surrender Charges are waived if the Annuitant or the Annuitant’s Spouse has a life expectancy of 12 months or less.	Standard	None	None	♦ Certification from a licensed physician acting within the scope of his or her license will be required.

Buying the Contract
How do I buy the Contract?
In order to purchase a Contract, you must submit an application to us through a financial advisor. We only offer the Contract to a Thrivent member or to a person eligible for Thrivent membership who is also applying for membership.
What are the requirements to buy a Contract?
The minimum acceptable initial premium is $100,000. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contract, but we may choose not to accept any additional premium less than $50. We also reserve the right to limit all premiums paid on the Contract to a total of $1 million.
We will allocate your initial premium among the Subaccount(s) and/or the Fixed Account according to your application. Any amount of your initial premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made. Absent further instructions, subsequent premiums will be allocated according to your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Notice. Unless specifically designated otherwise, any change will apply to all future premiums unless you request another change.
Making Withdrawals: Accessing the Money In Your Contract
What should I know about surrenders and withdrawals?
If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge or tax withholding. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $10,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Date.
When will you process my request?
Your request will be processed when we receive it at our Service Center in good order. If we receive your surrender request before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation. Your request will be processed at the end of the Valuation Period during which the requirements are completed. We will pay you the proceeds within seven days after your request is received in good order.
What are the negative impacts of a withdrawal on other benefits and guarantees of your Contract?
Partial withdrawals reduce the amount of the death benefit payable to your designated beneficiaries during the accumulation phase. If you have the optional death benefit (MADB Rider), withdrawals decrease the MADB benefit by the same proportion as the Accumulated Value is decreased by the withdrawal. This may reduce the MADB benefit by an amount greater than the value withdrawn or could terminate the benefit.
Are there tax consequences if I take a surrender or withdrawal?
You should consult with a tax professional to determine the tax implications of an investment in or a surrender or withdrawal from the Contract. There is no additional tax benefit if the Contract is purchased through an IRA. The taxable portion of withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty if under age 59 1∕2 and an exception does not apply.

Additional Information About Fees
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Accumulated Value between Investment Options. The fees and expenses do not reflect any payment of investment advisor fees. If the investment advisor fees were included, the fees and expenses would be higher. State premium taxes do not apply.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of amount surrendered)[1]	2%
Transfer Charge[2]	$25
1In the first Contract Year, you may surrender without a Surrender Charge up to 10% of the Accumulated Value existing at the time the first surrender is made in the Contract Year. For subsequent Contract Years, the 10% free amount is based on the prior contract anniversary value. Only the amount in excess of that amount (the “Excess Amount”) will be subject to a Surrender Charge. A Surrender Charge is deducted if a full or partial surrender occurs during the first three years after each premium payment has been allocated. The Surrender Charge is 2% during the first Contract Year and 1% for the second and third Contract Years.
2You are allowed 24 free transfers per Contract Year. Subsequent transfers will incur a $25 transfer charge. Be advised additional transfers may be subject to our frequent trading policies.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses).
If you choose to purchase the optional benefit, you will pay additional charges, as shown below.
You may only add the optional benefit at the time of application.
Annual Contract Expenses	Maximum	Current
Base Contract Expenses (as a percentage of the daily Accumulated Value in each Subaccount)	0.50%	0.40%
Optional Benefit Expenses
Maximum Anniversary Death Benefit (MADB) Rider Charge (as a percentage of MADB)[3]	0.40%	0.20%
3See Charges-Maximum Anniversary Death Benefit (MADB) Rider Charge.
Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for Settlement Options that can be surrendered)	0.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable fund facilitation fees if you choose to invest in certain Portfolio Companies. A complete list of the Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix .
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.22%	2.675%
Expenses after reimbursements and/or fee waivers	0.22%	2.675%[4]
4The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.
This Example is intended to help you compare the cost of investing in the Variable Options with the cost of investing in other annuity contracts that offer Variable Options. These costs include transaction expenses, annual Contract expenses and Annual Portfolio Company Expenses.
The Example assumes all Contract value is allocated to the Variable Options. Your costs could differ from those shown if you invest in the Fixed Account.
Example: Contract with the MADB Rider
The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. The example does not reflect the payment of investment advisor fees. If the fees were reflected, the costs would be higher. Although your costs may be higher or lower, based on these assumptions, your costs would be5:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period:
	$5,331	$11,815	$18,456	$38,375
If you annuitize at the end of the applicable time period:
	$5,331	$11,815	$18,456	$38,375
If you do not surrender your Contract:
	$3,504	$10,874	$18,456	$38,375

5For this example, the following assumptions are used: 0.50% mortality and expense risk charge, 0.40% MADB Rider charge,
Portfolio operating expense of 2.675% (2.325% plus 0.35% Fund Facilitation Fee).

Appendix: Investment Options Available Under the Contract
(a) Variable Options Available Under the Contract
The following is a list of Portfolios that correspond to the Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/AdvisorFlex. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses (including fund facilitation fees) that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The current fund facilitation fee and current expenses plus the fund facilitation fee are shown in separate columns. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO COMPANY; ADVISER (SUBADVISER)	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
					1 YEAR	5 YEAR	10 YEAR
Global Large-Stock Growth	American Funds IS® Global Growth Portfolio - Class 1; Capital Research and Management Company	0.40%[2]	0.35%	0.75%	21.98%	8.51%	12.46%
Large Blend	American Funds IS® Growth-Income Portfolio - Class 1; Capital Research and Management Company	0.28%	0.35%	0.63%	18.37%	14.19%	14.20%
Foreign Large Growth	American Funds IS® International Portfolio - Class 1; Capital Research and Management Company	0.47%[2]	0.35%	0.82%	27.04%	3.66%	7.26%
Intermediate Core-Plus Bond	BlackRock Total Return V.I. Portfolio - Class I; BlackRock Advisors, LLC	0.43%[2]	0.35%	0.78%	8.00%	-0.37%	2.18%
Foreign Small/Mid Blend	Dimensonal VA International Small Portfolio[5] - Institutional Class; Dimensional Fund Advisors LP	0.39%	0.35%	0.74%	36.99%	8.89%	8.68%
Small Value	Dimensional VA U.S. Targeted Value Portfolio[6] - Institutional Class; Dimensional Fund Advisors LP	0.29%	0.35%	0.64%	8.95%	13.60%	11.00%
Diversified Emerging Mkts	Fidelity® VIP Emerging Markets Portfolio - Initial Class; Fidelity Management and Research Company LLC	0.87%	0.20%	1.07%	41.20%	5.88%	10.93%
Foreign Large Growth	Fidelity® VIP International Capital Appreciation Portfolio - Initial Class; Fidelity Management and Research Company LLC	0.78%	0.20%	0.98%	18.69%	6.26%	9.81%
Mid-Cap Value	Fidelity® VIP Value Portfolio - Initial Class; Fidelity Management and Research Company LLC	0.60%	0.20%	0.80%	11.23%	13.10%	11.24%
Mid-Cap Growth	Janus Henderson Enterprise Portfolio - Institutional Class; Janus Henderson Investors, US LLC	0.72%	0.20%	0.92%	7.67%	7.62%	12.79%

INVESTMENT TYPE	PORTFOLIO COMPANY; ADVISER (SUBADVISER)	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
					1 YEAR	5 YEAR	10 YEAR
Intermediate Core Bond	John Hancock Core Bond Trust Portfolio - Series NAV; John Hancock Variable Trust Advisers LLC (Allspring Global Investments, LLC)	0.62%[2]	0.10%	0.72%	7.03%	-0.52%	1.96%
Foreign Large Blend	John Hancock International Equity Index Trust Portfolio - Series NAV; John Hancock Variable Trust Advisers LLC (SSGA Funds Management, Inc.)	0.34%[2]	0.10%	0.44%	32.57%	7.68%	8.33%
Multisector Bond	John Hancock Strategic Income Opportunities Trust Portfolio - Series NAV; John Hancock Variable Trust Advisers LLC (Manulife Investment Management (US) LLC	0.74%[2]	0.10%	0.84%	7.51%	1.61%	3.26%
Large Blend	MFS® VIT II Blended Research Core Equity Portfolio - Initial Class	0.30%[2]	0.10%	0.40%	16.10%	15.30%	13.88%
Corporate Bond	MFS® VIT II Corporate Bond Portfolio - Initial Class	0.63%[2]	0.10%	0.73%	7.56%	-0.06%	3.32%
Foreign Large Blend	MFS® VIT II International Intrinsic Equity Portfolio[7] - Initial Class	0.89%[2]	0.10%	0.99%	33.26%	7.28%	9.95%
Technology	MFS® VIT II Technology Portfolio - Initial Class	0.82%[2]	0.10%	0.92%	16.57%	12.45%	18.64%
Global Real Estate	MFS® VIT III Global Real Estate Portfolio - Initial Class	0.90%[2]	0.10%	1.00%	3.53%	1.32%	5.01%
Mid-Cap Value	MFS® VIT III Mid Cap Value Portfolio - Initial Class	0.79%[2]	0.10%	0.89%	5.98%	10.18%	9.95%
Large Value	MFS® VIT Value Series Portfolio - Initial Class	0.69%[2]	0.10%	0.79%	13.01%	9.95%	10.05%
Global Bond	PIMCO VIT Global Bond Opportunities (Unhedged) - Institutional Class	1.00%	0.35%	1.35%	13.04%	0.32%	2.62%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	1.02%	0.35%	1.37%	15.15%	2.60%	5.22%
Long Government	PIMCO VIT Long-Term US Government Portfolio - Institutional Class	2.325%	0.35%	2.675%	6.31%	-6.68%	0.16%
Inflation- Protected Bond	PIMCO VIT Real Return Portfolio - Institutional Class	1.24%	0.35%	1.59%	8.01%	1.36%	3.37%
Foreign Large Blend	Principal Diversified International Portfolio - Class 1; Principal Global Investors, LLC	0.86%	0.35%	1.21%	32.36%	7.40%	8.08%
Intermediate Government	Principal Government & High Quality Bond Portfolio - Class 1; Principal Global Investors, LLC	0.50%	0.35%	0.85%	7.91%	-0.23%	1.26%
Small Blend	Principal SmallCap Portfolio - Class 1; Principal Global Investors, LLC	0.84%	0.35%	1.19%	15.10%	6.29%	9.57%
Global Bond	Templeton Global Bond VIP Portfolio - Class 1; Franklin Advisers, Inc.	0.50%[2]	0.20%	0.70%	16.09%	-0.69%	0.11%

INVESTMENT TYPE	PORTFOLIO COMPANY; ADVISER (SUBADVISER)	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
					1 YEAR	5 YEAR	10 YEAR
Large Blend	Thrivent All Cap Portfolio	0.66%	N/A	0.66%	18.05%	11.90%	12.43%
Conservative Allocation	Thrivent Conservative Allocation Portfolio	0.50%	N/A	0.50%	10.17%	4.03%	5.42%
Moderately Conservative Allocation	Thrivent Dynamic Allocation Portfolio	0.68%	N/A	0.68%	12.62%	5.92%	6.84%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[2]	N/A	1.15%	32.20%	2.10%	7.47%
Large Blend	Thrivent ESG Index Portfolio	0.36%[2]	N/A	0.36%	17.78%	13.56%	N/A4
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.60%	N/A	0.60%	20.82%	10.69%	10.67%
Health	Thrivent Healthcare Portfolio	0.92%	N/A	0.92%	13.07%	4.62%	7.37%
High Yield Bond	Thrivent High Yield Portfolio	0.45%	N/A	0.45%	8.78%	4.06%	5.32%
Corporate Bond	Thrivent Income Portfolio	0.44%	N/A	0.44%	7.93%	0.38%	3.60%
Foreign Large Blend	Thrivent International Equity Portfolio	0.72%	N/A	0.72%	30.87%	8.54%	7.41%
Foreign Large Blend	Thrivent International Index Portfolio	0.37%	N/A	0.37%	31.15%	8.61%	N/A4
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	N/A	0.43%	16.95%	12.89%	16.35%
Large Blend	Thrivent Large Cap Index Portfolio	0.22%	N/A	0.22%	17.62%	14.17%	14.54%
Large Value	Thrivent Large Cap Value Portfolio	0.62%	N/A	0.62%	19.65%	13.96%	12.16%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.89%[2]	N/A	0.89%	2.50%	1.10%	N/A4
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	N/A	0.25%	7.23%	8.86%	10.46%
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	N/A	0.66%	4.73%	6.86%	11.30%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.87%[2]	N/A	0.87%	10.82%	11.31%	N/A4
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	N/A	0.31%	4.06%	3.05%	1.93%
Multisector Bond	Thrivent Multisector Bond Portfolio	0.74%	N/A	0.74%	7.93%	2.43%	3.47%
Real Estate	Thrivent Real Estate Securities Portfolio	0.90%	N/A	0.90%	0.67%	3.89%	4.68%
Short-Term Bond	Thrivent Short-Term Bond Portfolio	0.45%	N/A	0.45%	6.06%	2.75%	2.89%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[2]	N/A	0.94%	1.87%	1.37%	N/A3
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	N/A	0.24%	5.80%	7.06%	9.57%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	N/A	0.70%	2.45%	7.50%	11.93%
Large Blend	Vanguard® VIF PRIMECAP Portfolio[8]; PRIMECAP Management Company	0.34%	0.35%	0.69%	28.98%	13.97%	14.96%

INVESTMENT TYPE	PORTFOLIO COMPANY; ADVISER (SUBADVISER)	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
					1 YEAR	5 YEAR	10 YEAR
Foreign Large Growth	Vanguard® VIF International Portfolio; Baillie Gifford Overseas Ltd. and Schroeder Investment Management North America Inc.	0.32%	0.35%	0.67%	19.97%	0.62%	10.48%
Short-Term Bond	Vanguard® VIF Short-Term Investment-Grade Portfolio; The Vanguard Group, Inc.	0.14%	0.35%	0.49%	6.85%	2.23%	2.81%
Small Growth	Vanguard® VIF Small Company Growth Portfolio[9]; ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.	0.29%	0.35%	0.64%	6.11%	3.81%	9.61%
Intermediate Core Bond	Vanguard® VIF Total Bond Market Index Portfolio; The Vanguard Group, Inc.	0.14%	0.10%	0.24%	6.94%	-0.51%	1.90%
Large Blend	Vanguard® VIF Total Stock Market Index Portfolio; The Vanguard Group, Inc.	0.13%	0.10%	0.23%	16.93%	12.98%	14.10%
1
The maximum Fund Facilitation Fee is 0.40%
2
Current expenses reflect temporary fee reductions.
3
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 4/27/2018 and does not have annual returns for the period shown.
4
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 4/29/2020 and does not have annual returns for the period shown.
5
Formerly known as DFA VA International Small Portfolio
6
Formerly known as DFA US Targeted Value Portfolio
7
Formerly known as MFS® VIT II International Intrinsic Value Portoflio
8
Formerly known as Vanguard® VIF Capital Growth Portfolio. Name change will become effective on or about May 12, 2026.
9
Contracts with premium allocated to this portfolio as of April 29, 2020 may continue to add premium, as long as you do not transfer all of the Accumulated Value out of this portfolio. New contracts issued on or after April 30, 2020 may not invest in this portfolio.
(b) Fixed Account Investment Option Available Under the Contract
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the Accumulated Value in other investment options to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. Interest guarantees are subject to Thrivent’s claims-paying ability. For the current interest rate, please call our Service Center at 1-800-847-4836.The last-in, first-out accounting method will be used for partial surrenders, transfers, and transfer charges.The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	Life of the Contract	0.50%

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This initial summary prospectus incorporates by reference the Thrivent AdvisorFlex Variable Annuity prospectus and Statement of Additional Information (SAI), both dated April 30, 2026, as amended and supplemented.
The Statement of Additional Information (SAI) dated April 30, 2026 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into the prospectuses. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/AdvisorFlex
For a free paper copy of the SAI, to request other information about the Contract, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form #ICC16-WR-FPVA and state variations
EDGAR Contract No.C000211448 32094SPR R4-26